Semi-Annual Report

June 30, 2009

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	13

Director/Trustee and Officer Information	15

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRESIDENT'S LETTER

Dear Shareholder,

As we enter the third quarter of 2009, we look forward hopefully to the end of the recession, at least in the United States. While recent economic news can best be characterized as less bad (as opposed to good), there is a chance that recovery could begin sometime in the third quarter.

Could this be the hour before the dawn? The financial markets seem to have factored in expectations of recovery, as evidenced by recent gains. The stock market, as measured by the S&P 500® Index(1), has advanced into the mid-900 range, a substantial climb from its mid-600s low in early March. The Dow Jones Industrial Average(2) recently broke through 9,000 to reach its highest level since January of this year. As investors become less risk-averse, they are shifting back into stocks.

Should you be doing the same? The answer depends on several important factors unique to your situation: your long-term investment goals, your tolerance for risk and your current portfolio allocation. If you made any changes to your portfolio allocation over the past year or so — perhaps in an effort to avoid losses during a time of high uncertainty or to feel more comfortable with your investments — your portfolio now may be out of alignment with your long-term goals. On the other hand, your current portfolio may now be better suited to your tolerance for risk. You may still want to reallocate your portfolio, but you should first rethink your goals in the context of the volatility you are willing to bear. This is particularly important in that the market may continue to experience periods of volatility as economic conditions stabilize and recover.

As always, we encourage you to discuss these matters thoroughly with your financial advisor before making any changes to your portfolio. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
June 30, 2009

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)  The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2009

Many were hopeful as the year started that the newly elected U.S. president's promised $1 trillion stimulus package, a federal funds rate now reduced to 0% - 0.25%, and record low mortgage rates would help to put a base under slumping economies and markets. But global equities in the form of the MSCI World® Index,(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), soon resumed their slide and by March 9, 2009, the index had dropped nearly 22% for the year to date, to the previous cycle lows of late 2002. Abruptly however, markets recovered, surging by 34%, to record a gain of 4.8% for the six-month period ended June 30, 2009. Markets generally wavered somewhat at the end of the period, as the World Bank raised its estimate for the drop in global gross domestic product ("GDP") for 2009. In currencies, the dollar was initially strong but then fell back, gaining 0.3% on the euro, 5.7% against the yen, but losing 12.4% against the pound.

While credit markets had improved since the dark days of late 2008, most banks had tightened lending standards despite large capital infusions under the Troubled Asset Relief Program ("TARP"). The problem remained the enormous volumes of distressed loans and toxic assets of indeterminate value on bank balance sheets. The Administration soon announced a Public-Private Investment Program to buy these assets up. The Federal Reserve would also expand its purchases of agency mortgage-backed securities and buy up to $300 billion in longer dated Treasuries to push mortgage interest rates lower. Another $750 billion beyond TARP would be made available. A $75 billion plan would cut mortgage payments for struggling homeowners. Much of this was set out in the president's first budget, which projected a $1.75 trillion deficit!

While policy initiatives helped on balance, the reasons for the collective resurgence of equities after March 9, 2009 are hard to pin down. Troubled Citigroup's claim on March 10 that the year 2009 had been profitable so far was one catalyst. More generally, the economic reports from which markets seemed to be taking heart were only improving weakly and erratically. Nonetheless they were soon being referred to as "green shoots".

In housing, the Standard & Poor's ("S&P") /Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 18.1% in the most recent report. By the end of June 2009, sales of existing homes had risen for two months and the proportion of distressed sales was down to about one-third, from nearly half earlier in the year.

A flimsier (but welcome) green shoot emerged in the final employment report, where May payrolls fell by the smallest number in eight months, even as the rate increased to 9.4%, a 25-year record. The fall in the 2009 first quarter GDP was revised down to 5.5% annualized, having first been reported near the 2008 fourth quarter's decades high 6.3%.

Consumer demand was weak, evidenced by the largest annual drop in the consumer price index, 1.3%, since 1950. But the government's stimulus plan boosted incomes by 1.4% in May 2009, sending the savings rate to 6.9%, the most in 15 years. Still, retail sales were reported higher, the first increase in three months.

U.S. fixed income markets at first sight had an undistinguished first half. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 1.90%. But within this figure improved risk appetite propelled the index of investment grade corporate bonds to an 8.32% gain amid surging new issuances. Conversely, the Treasury index lost 4.30%, weighed by concerns about massive government borrowing, and the excess yield on 10-year Treasuries over 2-year issues briefly reached a record 275 basis points ("bp"). The star performers however, were high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Index(4), which returned a remarkable 30.92%. By contrast, the yield on the 90-day Treasury Bills remained in the range of 6bp to 31bp throughout the period.

U.S. equities, represented by the S&P 500® Index,(5) including dividends, returned 3.2% in the first six months of 2009. As with stock markets generally, March 9, 2009, marked the low point for the index, closing at September 1996 levels. Profits for S&P 500® Index companies would be certain to suffer their eighth straight quarter of decline, but from March 9, 2009, investors only had eyes for green shoots and from there the market returned 36.9%, led by the financials component which soared 93.1%. The index broke through its 200-day moving average on June 1, 2009, but then drifted back, finally returning the last of the month's gains on June 30, 2009, as a reading of consumer confidence disappointed.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2009

In international markets, the MSCI Japan® Index(6) rose 9.2% for the six months through June 30, 2009. The slump in exports stabilized during the period and despite two consecutive quarterly falls in GDP of 3.8%, there were hopes that stimulus packages in China and in Japan itself would speed a recovery. The MSCI Europe ex UK® Index(7) added 3.8%. Despite a bigger than expected drop in GDP of 2.5% in the first quarter and the first annual decline in consumer prices for 48 years, confidence proved resilient. The European Central Bank cut rates to 1% and finally embarked on a program to lend unlimited amounts to banks for one year at this interest rate. The MSCI UK® Index(8) lost 1.3%. The Bank of England reduced rates three times, to 0.5%, the lowest since it was founded in 1694, as the UK suffered the largest annual fall in GDP, 4.9%, since records began in 1948.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six-month period ended June 30, 2009, the Trust returned (5.38)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 3.16% for the same period.

Portfolio Specifics: The Trust is a passively managed grantor trust(2). The Trust struggled during the period due to its larger-cap, value bias in an environment where smaller-cap, growth-oriented stocks generally outperformed.

Having no exposure to technology, the best performing S&P 500 sector during this period, was one of the largest detractors to relative performance. Additionally, the Trust's positions in ExxonMobil Corp. and Chevron Corp. lagged the energy sector as investors preferred lower quality names with high leverage to commodity prices. Holdings within the consumer sector also had a negative impact. In particular, Procter & Gamble Co. and Fortune Brands, Inc. detracted from relative results. Procter & Gamble Co. has been dealing with a number of headwinds this year, including weak volumes and a consumer trade-down to lower priced products within their portfolio. Compared to its consumer staples peers, Fortune Brands Inc.'s product offering is more discretionary in nature and, as a result, has seen a steeper decline in both sales and profits year-to-date.

The Trust did benefit from an overweight to materials, the second best performing sector during the period. Avoiding the healthcare sector aided results, as this sector was plagued by concerns over lower demand and political risks. In particular, not owning pharmaceutical or biotechnology companies had a positive impact overall. Praxair, Inc., Union Pacific Corp. and Marathon Oil Corp. were the greatest contributors during the period.

Current Strategy & Outlook: We are encouraged by the long-term outlook for the Trust given its holdings of what we believe are high quality, well-respected leaders in their industries and strong global market positions. We believe these companies are well positioned to withstand this economic downturn, as in our opinion they generally have better access to capital, solid cash reserves, global exposure and diverse business lines.

Top Ten Holdings
as of June 30, 2009
(as a percent of net assets)

ExxonMobil Corp.	22.5%
Burlington Northern Santa Fe Corp.	14.4%
Praxair, Inc.	9.5%
Chevron Corp.	8.7%
Union Pacific Corp.	8.0%
Procter & Gamble Co.	6.7%
Marathon Oil Corp.	4.2%
Consolidated Edison, Inc.	3.1%
Fortune Brands, Inc.	2.9%
General Electric Co.	2.8%

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)  The passively managed grantor trust was established under an indenture dated November 18, 1935, as amended. Generally, the original rules of the Trust give managers little discretion in the portfolio's holdings.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other ING Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustees
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund, as of June 30, 2009, and the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and for the year ended December 31, 2008, and the financial highlights for the six-month period ended June 30, 2009, and for each of the years in the five-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series "B" as of June 30, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 28, 2009

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2009

ASSETS:
Investments in securities at value (identified cost $324,783,218)	$340,214,883
Cash	6,497,724
Receivables:
Participations sold	678,500
Dividends and interest	571,342
Prepaid expenses	32,009
Total assets	347,994,458
LIABILITIES:
Payable for participations redeemed	582,366
Distributions payable	861,381
Accrued Sponsor's maintenance fees payable	117,243
Payable for custody and accounting fees	9,684
Payable for shareholder reporting expense	18,278
Payable for professional fees	38,035
Payable for transfer agent fees	48,831
Other accrued expenses and liabilities	2,131
Total liabilities	1,677,949
NET ASSETS:
Balance applicable to participations at June 30, 2009, equivalent to $14.79 per participation on 23,418,140 participations outstanding	$346,316,509

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2009

INVESTMENT INCOME:
Dividends	$5,478,147
Total investment income	5,478,147
EXPENSES:
Sponsor maintenance fees (Note 4)	666,760
Transfer agent fees	148,870
Shareholder reporting expense	30,865
Registration and filing fees	23,418
Professional fees	39,581
Custody and accounting expense (Note 4)	19,176
Miscellaneous expense	1,278
Total expenses	929,948
Net investment income	4,548,199
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(23,227,079)
Net change in unrealized appreciation or depreciation on investments	(1,703,162)
Net realized and unrealized loss on investments	(24,930,241)
Decrease in net assets resulting from operations	$(20,382,042)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$4,548,199	$9,274,042
Net realized gain(loss) on investments	(23,227,079)	3,601,925
Net change in unrealized appreciation or depreciation on investments	(1,703,162)	(157,712,175)
Decrease in net assets resulting from operations	(20,382,042)	(144,836,208)
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(9,696,455)	(4,217,176)
Net realized gains	—	(37,861)
Tax return of capital	(1,081,407)	—
Total distributions	(10,777,862)	(4,255,037)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	53,850,030	133,258,673
Reinvestment of distributions	9,264,127	3,657,257
	63,114,157	136,915,930
Cost of participations redeemed	(49,881,372)	(84,904,656)
Net increase in net assets resulting from participation transactions	13,232,785	52,011,274
Net decrease in net assets	(17,927,119)	(97,079,971)
NET ASSETS:
Beginning of period	364,243,628	461,323,599
End of period	$346,316,509	$364,243,628

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND, SERIES B

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year or period.

		Six Months Ended June 30,	Year Ended December 31,
		2009	2008	2007		2006		2005		2004
Per Participation Operating Performance:
Net asset value, beginning of year		$16.11	22.98	21.97		18.67		17.77		15.47
Income (loss) from investment operations:
Net investment income		$0.21	0.48	0.40	*	0.39	*	0.36	*	0.32
Net realized and unrealized gain (loss) on investments		$(1.06)	(7.15)	1.95		3.31		1.44		2.31
Total income (loss) from investment operations		$(0.85)	(6.67)	2.35		3.70		1.80		2.63
Less distributions/allocations from:
Net investment income		$0.42	0.20	0.38		0.40		0.35		0.32
Net realized gains		$—	0.00 **	0.51		—		0.12		0.01
Tax return of capital		$0.05 ***	—	0.45		—		0.43		—
Total distributions/allocations		$0.47	0.20	1.34		0.40		0.90		0.33
Net asset value, end of year		$14.79	16.11	22.98		21.97		18.67		17.77
Total Return(1)%		(5.38)	(29.25)	10.82		19.98		10.36		17.14
Ratios and Supplemental Data:
Net assets, end of year (000's)		$346,317	364,244	461,324		400,585		363,967		304,866
Ratios to average net assets:
Expenses	%	0.56	0.51	0.49		0.49		0.50		0.58
Net investment income	%	2.73	2.15	1.75		1.97		1.93		2.00

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain and return of capital distributions/allocations at net asset value.

*  Calculated using average number of participation outstanding throughout the period.

**  Amount is less than $0.005.

***  Amounts presented as a tax return of capital for the six months ended June 30, 2009 are based on management's estimate of the ultimate character of the distribution. The actual determination as to whether the amounts represent a return of capital for tax purposes will only be resolved upon the completion of the Trust's tax year at December 31, 2009.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2009

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the distribution reinvestment program unless the participant has elected to receive his distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments. For the six months ended June 30, 2009, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination.

As of June 30, 2009, net unrealized appreciation of portfolio securities was $15,431,665, comprised of unrealized appreciation of $80,004,960 and unrealized depreciation of $64,573,295.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2009, distributions from net investment income were $9,696,455(1), equivalent to $0.42(1) per participation. For the year ended December 31, 2008, distributions from net investment income were $4,217,176, equivalent to $0.20 per participation.

For the six months ended June 30, 2009, there were no distributions of net realized gains. For the year ended December 31, 2008, the distributions of net realized gains were $37,861.

For the six months ended June 30, 2009, the distributions of tax return of capital were $1,081,407, equivalent to $0.05 per participation. For the year ended December 31, 2008, there were no distributions of tax return of capital. Amounts presented as a tax return of capital for the six months ended June 30, 2009 are based on management's estimate of the ultimate character of the distribution. The actual determination as to whether the amounts represent a return of capital for tax purposes will only be resolved upon the completion of the Trust's tax year at December 31, 2009.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

(1)  A portion of this dividend was taxable in 2008 and was reported as such on the shareholder's Form 1041.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $19,176 for the six months ended June 30, 2009.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2009, the cost of purchases and proceeds of sales of investment securities were $20,072,065 and $12,100,742 respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2009, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$329,837,195
Net unrealized appreciation in value of securities	15,431,665
Trust Fund	345,268,860
Distributable fund	1,047,649
Total net assets	$346,316,509

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2009 (CONTINUED)

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Issued on payments from holders	3,760,077	6,731,254
Issued on reinvestment of dividends and distributions/ allocations	597,781	168,703
Redeemed	(3,552,251)	(4,363,680)
Net increase	805,607	2,536,277

NOTE 8 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the balance sheet date (subsequent events) through August 28, 2009, the date the financial statements were available to be issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

SERIES B  AS OF JUNE 30, 2009

Securities	Number of Shares	Cost	Market Value
COMMON STOCK: 98.2%
Chemicals: 13.6%
Dow Chemical Co.	434,267	$14,650,361	$7,009,069
EI Du Pont de Nemours & Co.	288,300	12,944,411	7,386,246
Praxair, Inc.	461,800	20,152,367	32,820,126
		47,747,139	47,215,441
Cosmetics/Personal Care: 6.7%
Procter & Gamble Co.	452,500	22,928,355	23,122,750
Electric: 5.2%
Ameren Corp.	288,300	12,812,461	7,175,787
Consolidated Edison, Inc.	288,300	12,346,485	10,788,186
		25,158,946	17,963,973
Gas: 1.9%
NiSource, Inc.	563,708	12,777,018	6,572,835
Household Products/Wares: 2.9%
Fortune Brands, Inc.	288,300	17,118,967	10,015,542
Media: 2.7%
CBS Corp. - Class B	182,500	3,795,018	1,262,900
Comcast Corp. - Class A	268,183	5,497,651	3,885,972
Viacom - Class B *	182,500	6,108,990	4,142,750
		15,401,659	9,291,622
Miscellaneous Manufacturing: 5.6%
Eastman Kodak Co.	288,300	7,727,191	853,368
General Electric Co.	824,100	21,174,764	9,658,452
Honeywell International, Inc.	288,300	12,207,001	9,052,620
		41,108,956	19,564,440
Oil & Gas: 35.4%
Chevron Corp.	453,900	25,418,722	30,070,875
ExxonMobil Corp.	1,113,200	42,255,906	77,823,812
Marathon Oil Corp.	482,600	13,146,655	14,540,738
		80,821,283	122,435,425
Retail: 0.9%
Foot Locker, Inc.	288,300	4,980,931	3,018,501
Telecommunications: 1.0%
AT&T, Inc.	146,697	4,898,227	3,643,953
Transportation: 22.3%
Burlington Northern Santa Fe Corp.	676,042	29,759,042	49,716,129
Union Pacific Corp.	531,200	22,082,695	27,654,272
		51,841,737	77,370,401
Total Investments: 98.2%		$324,783,218	$340,214,883
Other Assets and Liabilities - Net: 1.8%			6,101,626
Total Net Assets: 100.0%			$346,316,509

*  Non-income producing security

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

SERIES B  AS OF JUNE 30, 2009 (CONTINUED)

Fair Value Measurements*

The following is a summary of the inputs used as of June 30, 2009 in determining the Trust's investments at fair value for purposes of SFAS 157:

Quoted Prices in Active Markets for Identical Investments (Level 1)
Common Stock**	$340,214,883
Total	$340,214,883

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*  See NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

**  For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Equity Fund IX

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  PRSAR-CLTB  (0609-082809)